UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Item 2.02.        Results of Operations and Financial Condition.

On August 5, 2021, we issued a press release announcing our financial results for the quarter ended June 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this “Item 2.02 - Results of Operations and Financial Condition”, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act of 1933, as amended, which we refer to as the Securities Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.        Regulation FD Disclosure.

On August 5, 2021, we made available supplemental information, which we refer to as the “Quarterly Supplemental Information, Second Quarter 2021,” a copy of which is furnished herewith as Exhibit 99.2.

On August 5, 2021, our management discussed our financial results and certain aspects of our business plan on a conference call with analysts and investors. A transcript of the conference call is furnished herewith as Exhibit 99.3.

The information furnished pursuant to this “Item 7.01 - Regulation FD Disclosure”, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or the Securities Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing. Information contained on our web site is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

99.1	Press Release dated August 5, 2021
99.2	Quarterly Supplemental Information, Second Quarter 2021
99.3	August 5, 2021 Conference Call Transcript
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: August 6, 2021	By:	/s/ Beth Boulerice
Beth Boulerice
Chief Financial Officer